United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

AMENDMENT NO. 1

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

AQUA METALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AQUA METALS, INC. GOLD PROXY CARD

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet and telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to Annual Meeting day.

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your GOLD proxy card in hand when you access the website and follow the instructions.

OR

VOTE BY TELEPHONE – 1-888-693-8683

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the annual meeting date. Have your GOLD proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your GOLD proxy card and return it in the postage-paid envelope we have provided to: Aqua Metals, Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

CONTROL NUMBER

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report, Notice & Proxy Statement is/are available at www.ViewOurMaterial.com/aqms

If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

The Board of Directors recommends a vote “FOR ALL” of the Board’s five (5) director nominees listed below in Proposal 1.

Proposal 1 - Election of five directors nominated by the Board to serve until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified.

		FOR	WITHHOLD	FOR ALL
(1)	Thomas Murphy	ALL	ALL	EXCEPT
(2)	Vincent L. DiVito	☐	☐	☐
(3)	Mark Slade	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees in the space below.
(4)	Mark Stevenson
(5)	Eric A. Prouty

The Board of Directors recommends a vote “FOR” Proposal 2.

Proposal 2 - Ratification of the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

☐ FOR ☐ AGAINST	☐ ABSTAIN

Stockholder Signature	Title	Date

Signature (Joint Owners)	Title	Date

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN
THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE

AQUA METALS, INC.	GOLD PROXY CARD
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Aqua Metals, Inc., a Delaware corporation, hereby appoints Thomas Murphy and Vincent DiVito, each or either of them, with full power of substitution, to represent and to vote on behalf of the undersigned all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders scheduled to be held on June 5, 2018, at 10:00 a.m. local time, at the Waterfront Hotel, 10 Washington Street, Oakland, California 94607, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares upon the matters described in the Notice of Annual Meeting of Stockholders and related Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged), and upon any other business that may properly come before such Annual Meeting.

The shares represented by this proxy will be voted as directed on the reverse side, but if no direction is made, the proxies named herein intend to vote the securities at their discretion FOR ALL of the Board’s five (5) nominees listed under Proposal 1 described in the Proxy Statement for the Annual Meeting and FOR Proposal 2.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE.

Continued and to be signed on reverse side